FORM OF SALE AND SERVICING AGREEMENT


                                   between


                         (____________) TRUST 199_-_,
                                   Issuer,


                                     and


                     MORGAN STANLEY ABS CAPITAL II INC.,
                                  Depositor


                                     and


                            (___________________)
                                   Servicer


                        Dated as of ________ __, 199_












                              TABLE OF CONTENTS
                              -----------------
                                                                         Page
                                                                         ----

                                  ARTICLE I

                                 Definitions

SECTION 1.01.  Definitions  . . . . . . . . . . . . . . . . . . . . . . .   1
SECTION 1.02.  Other Definitional Provisions  . . . . . . . . . . . . . .  16

                                  ARTICLE II

                          Conveyance of Receivables

SECTION 2.01.  Conveyance of Receivables  . . . . . . . . . . . . . . . .  17

                                 ARTICLE III

                               The Receivables

SECTION 3.01.  Representations and Warranties of the
                 Depositor with Respect to the Receivables  . . . . . . .  17
SECTION 3.02.  Repurchase upon Breach . . . . . . . . . . . . . . . . . .  18
SECTION 3.03.  Custody of Receivable Files  . . . . . . . . . . . . . . .  18
SECTION 3.04.  Duties of Servicer as Custodian  . . . . . . . . . . . . .  19
SECTION 3.05.  Instructions; Authority To Act . . . . . . . . . . . . . .  19
SECTION 3.06.  Custodian's Indemnification  . . . . . . . . . . . . . . .  19
SECTION 3.07.  Effective Period and Termination . . . . . . . . . . . . .  20

                                  ARTICLE IV

                 Administration and Servicing of Receivables

SECTION 4.01.  Duties of Servicer . . . . . . . . . . . . . . . . . . . .  20
SECTION 4.02.  Collection and Allocation of Receivable Payments . . . . .  21
SECTION 4.03.  Realization upon Receivables . . . . . . . . . . . . . . .  21
SECTION 4.04.  Physical Damage Insurance  . . . . . . . . . . . . . . . .  21
SECTION 4.05.  Maintenance of Security Interests in
                 Financed Assets  . . . . . . . . . . . . . . . . . . . .  21
SECTION 4.06.  Covenants of Servicer  . . . . . . . . . . . . . . . . . .  21
SECTION 4.07.  Purchase of Receivables upon Breach  . . . . . . . . . . .  22
SECTION 4.08.  Servicing Fee  . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 4.09.  Servicer's Certificate . . . . . . . . . . . . . . . . . .  22
SECTION 4.10.  Annual Statement as to Compliance; Notice of
		  Default  .  . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 4.11.  Annual Independent Certified Public
                 Accountants' Report  . . . . . . . . . . . . . . . . . .  23
SECTION 4.12.  Access to Certain Documentation and
                 Information Regarding Receivables  . . . . . . . . . . .  23
SECTION 4.13.  Servicer Expenses  . . . . . . . . . . . . . . . . . . . .  23
SECTION 4.14.  Appointment of Subservicer . . . . . . . . . . . . . . . .  23

                                  ARTICLE V

                       Distributions; Reserve Account;
               Statements to Certificateholders and Noteholders

SECTION 5.01.  Establishment of Trust Accounts  . . . . . . . . . . . . .  24
SECTION 5.02.  Collections  . . . . . . . . . . . . . . . . . . . . . . .  26
SECTION 5.03.  Application of Collections . . . . . . . . . . . . . . . .  26
SECTION 5.04   Application of Payaheads . . . . . . . . . . . . . . . . .  26
SECTION 5.05.  Advances . . . . . . . . . . . . . . . . . . . . . . . . .  27
SECTION 5.06.  Additional Deposits  . . . . . . . . . . . . . . . . . . .  27
SECTION 5.07.  Distributions  . . . . . . . . . . . . . . . . . . . . . .  28
SECTION 5.08.  Reserve Account  . . . . . . . . . . . . . . . . . . . . .  28
SECTION 5.09.  Statements to Certificateholders and Noteholders . . . . .  31
SECTION 5.10.  Net Deposits . . . . . . . . . . . . . . . . . . . . . . .  31

                                  ARTICLE VI

                                The Depositor

SECTION 6.01.  Representations of Depositor . . . . . . . . . . . . . . .  32
SECTION 6.02.  Corporate Existence  . . . . . . . . . . . . . . . . . . .  33
SECTION 6.03.  Liability of Depositor; Indemnities  . . . . . . . . . . .  33
SECTION 6.04.  Merger or Consolidation of, or Assumption of
                 the Obligations of, Depositor  . . . . . . . . . . . . .  34
SECTION 6.05.  Limitation on Liability of Depositor and Others  . . . . .  34
SECTION 6.06.  Depositor May Own Certificates or Notes  . . . . . . . . .  35

                                 ARTICLE VII

                                 The Servicer

SECTION 7.01.  Representations of Servicer  . . . . . . . . . . . . . . .  35
SECTION 7.02.  Indemnities of Servicer  . . . . . . . . . . . . . . . . .  36
SECTION 7.03.  Merger or Consolidation of, or Assumption
                 of the Obligations of, Servicer  . . . . . . . . . . . .  37
SECTION 7.04.  Limitation on Liability of Servicer and Others . . . . . .  37
SECTION 7.05.  _____________ Not To Resign as Servicer  . . . . . . . . .  38

                                 ARTICLE VIII

                                   Default

SECTION 8.01.  Servicer Default . . . . . . . . . . . . . . . . . . . . .  38
SECTION 8.02.  Appointment of Successor . . . . . . . . . . . . . . . . .  39
SECTION 8.03.  Repayment of Advances  . . . . . . . . . . . . . . . . . .  40
SECTION 8.04.  Notification to Noteholders and
                 Certificateholders . . . . . . . . . . . . . . . . . . .  40
SECTION 8.05.  Waiver of Past Defaults  . . . . . . . . . . . . . . . . .  40

                                  ARTICLE IX

                                 Termination
SECTION 9.01.  Optional Purchase of All Receivables . . . . . . . . . . .  40

                                  ARTICLE X

                                Miscellaneous
SECTION 10.01.  Amendment . . . . . . . . . . . . . . . . . . . . . . . .  42
SECTION 10.02.  Protection of Title to Trust  . . . . . . . . . . . . . .  42
SECTION 10.03.  Notices . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 10.04.  Assignment by the Depositor or the Servicer . . . . . . .  45
SECTION 10.05.  Limitations on Rights of Others . . . . . . . . . . . . .  45
SECTION 10.06.  Severability  . . . . . . . . . . . . . . . . . . . . . .  45
SECTION 10.07.  Separate Counterparts . . . . . . . . . . . . . . . . . .  45
SECTION 10.08.  Headings  . . . . . . . . . . . . . . . . . . . . . . . .  45
SECTION 10.09.  Governing Law . . . . . . . . . . . . . . . . . . . . . .  45
SECTION 10.10.  Assignment by Issuer  . . . . . . . . . . . . . . . . . .  45
SECTION 10.11.  Nonpetition Covenants . . . . . . . . . . . . . . . . . .  45
SECTION 10.12.  Limitation of Liability of Owner Trustee
                  and Indenture Trustee . . . . . . . . . . . . . . . . .  46


SCHEDULE A     Schedule of Receivables  . . . . . . . . . . . . . . . . .  47
SCHEDULE B     Location of the Receivable Files . . . . . . . . . . . . .  48
EXHIBIT A      Form of Distribution Statement to
                    Certificateholders  . . . . . . . . . . . . . . . . .  49
EXHIBIT B      Form of Distribution Statement to Noteholders  . . . . . .  50
EXHIBIT C      Form of Servicer's Certificate . . . . . . . . . . . . . .  51

     SALE AND SERVICING AGREEMENT dated as of ______ __, 199_, between __________ TRUST 199_-_, a Delaware business trust (the "Issuer"), and MORGAN STANLEY ABS CAPITAL II INC., a Delaware corporation, as Depositor and _____________, a ______ corporation, as servicer.


     WHEREAS the Issuer desires to purchase a portfolio of receivables arising in connection with (automotive) (marine) (recreational vehicle) retail installment sale contracts and loan installments generated by _________________________ in the ordinary course of business;

     WHEREAS Morgan Stanley ABS Capital II Inc. is willing to sell such receivables to the Issuer; and

     WHEREAS ___________ is willing to service such receivables;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                  ARTICLE I

                                 Definitions
                                 -----------

     SECTION 1.01.  Definitions.  Whenever used in this Agreement, the
                    -----------
following words and phrases, unless the context otherwise requires, shall have the following meanings:

     ("Accelerated Principal Distribution Amount" means, with respect to any
       -----------------------------------------
Distribution Date, an amount equal to that portion of the Total Distribution Amount for such Distribution Date that remains after the payment of (i) the Servicing Fee, (ii) the Noteholders' Interest Distributable Amount, (iii) the Regular Principal Distribution Amount, (iv) the Certificateholders' Interest Distributable Amount, and (v) the amount, if any, required to be deposited into the Reserve Account on such Distribution Date pursuant to Section 5.07(b)(ii)(F).)

     "Advance" means either a Precomputed Advance or Simple Interest Advance
      -------
or both, as applicable.

     "Amount Financed" means with respect to a Receivable, the amount
      ---------------
advanced toward the purchase price of the Financed Assets and any related costs, exclusive of any amount allocable to the premium of force-placed physical damage insurance covering the Financed Assets.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual rate
      ----------------------      ---
of finance charges stated in the related Contract.

     "Available Amount" means, with respect to any Distribution Date, the
      ----------------
amount of funds on deposit in the Reserve Account on such Distribution Date (other than Investment Earnings on Eligible Investments) (less the Certificate Interest Reserve Amount with respect to such Distribution Date before giving effect to any reduction thereto on such date).

     "Certificate Balance" equals, initially, $_____________ and, thereafter,
      -------------------
equals the Initial Certificate Balance reduced by all amounts allocable to principal previously distributed to Certificateholders.

     "Certificate Distribution Account" has the meaning assigned to such term
      --------------------------------
in the Trust Agreement.

     "Certificate Interest Reserve Amount" means, at the time of reference,
      -----------------------------------
the lesser of (i) $__________ less the amount of any application of the Certificate Interest Reserve Amount to pay interest on the Certificates on any prior Distribution Date and (ii) ______% of the Certificate Balance on such Distribution Date (before giving effect to any reduction thereof on such Distribution Date); provided, however, that the Certificate Interest Reserve Amount shall be zero subsequent to any reduction by any Rating Agency of its rating of any Class of Notes to less than "A-" or its equivalent, or withdrawal by any Rating Agency of its rating of any Class of Notes, unless such rating has been restored.

     "Certificate Pool Factor" means, as of the close of business on the last
      -----------------------
day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on the immediately following Distribution Date) divided by the Initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

     "Certificateholders" has the meaning assigned to such term in the Trust
      ------------------
Agreement.

     "Certificateholders' Distributable Amount" means, with respect to any
      ----------------------------------------
Distribution Date, the sum of the Certificateholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount for such date.

     "Certificateholders' Interest Carryover Shortfall" means, with respect
      ------------------------------------------------
to any Distribution Date, the excess of the sum of the Certificateholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus 30 days' interest on such excess, to the extent permitted by law, at the Pass-Through Rate.

     "Certificateholders' Interest Distributable Amount" means, with respect
      -------------------------------------------------
to any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date. Interest with respect to the Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of this Agreement and the Basic Documents.

     "Certificateholders' Monthly Interest Distributable Amount" means, with
      ---------------------------------------------------------
respect to any Distribution Date, 30 days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding ________ __, 199_) at the Pass-Through Rate on the Certificate Balance on the last day of the preceding Collection Period (or, in the case of the first Distribution Date, on the Closing Date).

     "Certificateholders' Monthly Principal Distributable Amount" means, with
      ----------------------------------------------------------
respect to any Distribution Date prior to the Distribution Date on which the Notes are paid in full, zero; and with respect to any Distribution Date on or after the Distribution Date on which the Notes are paid in full, the Regular Principal Distribution Amount for such Distribution Date (less, on the Distribution Date on which the Notes are paid in full, the portion thereof payable on the Notes).

     "Certificateholders' Principal Carryover Shortfall" means, as of the
      -------------------------------------------------
close of any Distribution Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such current Distribution Date.

     "Certificateholders' Principal Distributable Amount" means, with respect
      --------------------------------------------------
to any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Final Scheduled Distribution Date, the principal required to be included in the Certificateholders' Principal Distributable Amount will include the lesser of (a) (i) any Scheduled Payments of principal due and remaining unpaid on each Precomputed Receivable and (ii) any principal due and remaining unpaid on each Simple Interest Receivable, in each case, in the Trust as of the Final Scheduled Maturity Date or (b) the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero.

     "Certificates" means the Trust Certificates (as defined in the Trust
      ------------
Agreement).

     "Class" means any one of the classes of Notes.
      -----

     "Class (A-1) Final Scheduled Distribution Date" means the _________ 199_
      ---------------------------------------------
Distribution Date.

     "Class (A-1) Noteholder" means the Person in whose name a Class (A-1)
      ----------------------
Note is registered in the Note Register.

     "Class (A-2) Final Scheduled Distribution Date" means the _________ ____
      ---------------------------------------------
Distribution Date.

     "Class (A-2) Noteholder" means the Person in whose name a Class (A-2)
      ----------------------
Note is registered in the Note Register.

     "Collection Account" means the account designated as such, established
      ------------------
and maintained pursuant to Section 5.01(a)(i).

     "Collection Period" means a calendar month.  Any amount stated as of the
      -----------------
last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (1) all applications of collections, (2) all current and previous Payaheads, (3) all applications of Payahead Balances,
(4) all Advances and reductions of Outstanding Precomputed Advances or Outstanding Simple Interest Advances and (4) all distributions to be made on the following Distribution Date.

     "Contract" means a (automotive) (marine) (recreational vehicle) retail
      --------
installment sale contract or installment loan.

     "Corporate Trust Office" means the principal office of the Indenture
      ----------------------
Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at _______________________, ________, ________ _____; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Depositor, or the principal corporate trust office of any successor Indenture Trustee (of which address such successor Indenture Trustee will notify the Noteholders and the Depositor).

     "Cutoff Date" means _________ __, 199__
      -----------

     "Dealer" means the dealer who sold a Financed Asset to an Obligor and
      ------
who originated and assigned the related Receivable to an Originator.

     "Delivery" when used with respect to Trust Account Property means:
      --------

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the
     Indenture Trustee or its nominee or custodian endorsed to, or registeredin the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof
     (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

     "Depositor" means Morgan Stanley ABS Capital II Inc, or its successor
      ---------
in interest.

     "Distribution Date" means, with respect to each Collection Period, the
      -----------------
_____ day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on ________ __, 199__.

     "Eligible Deposit Account" means either (a) a segregated account with
      ------------------------
an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

     "Eligible Institution" means (a) the corporate trust department of the
      --------------------
Indenture Trustee, the Owner Trustee or __________________________ so long as it shall be Paying Agent under the Trust Agreement or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) has either (A) a long-term unsecured debt rating of AAA or better by Standard & Poor's and A1 or better by Moody's or
(B) a certificate of deposit rating of A-1+ by Standard & Poor's and P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC. If so qualified, the Indenture Trustee, the Owner Trustee or _____________________ may be considered an Eligible Institution for the purposes of clause (b) of this definition.

     "Eligible Investments" means book-entry securities, negotiable
      --------------------
instruments or securities represented by instruments in bearer or registered form which evidence:

          (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

          (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

          (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

          (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

          (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b);

          (g) repurchase obligations with respect to any security or whole loan, entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) above (except that the rating referred to in the proviso in such clause (b) shall be (A-1) or higher in the case of Standard & Poor's) (such depository institution or trust company being referred to in this definition as a "financial institution"), (ii) a broker/dealer (acting as principal) registered as a broker or dealer under Section 15 of the Exchange Act (a "broker/dealer") the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least (A-1) by Standard & Poor's at the time of entering into such repurchase obligation (a "rated broker/dealer"),
     (iii) an unrated broker/dealer (an "unrated broker/dealer"), acting as principal, that is a wholly-owned subsidiary of a non-bank holding company the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least (A-1) by Standard & Poor's at the time of entering into such repurchase obligation (a "Rated Holding Company") or
     (iv) an unrated subsidiary (a "Guaranteed Counterparty"), acting as principal, that is a wholly-owned subsidiary of a direct or indirect parent Rated Holding Company, which guarantees such subsidiary's obligations under such repurchase agreement; provided that the following conditions are satisfied:

               (A) the aggregate amount of funds invested in repurchase obligations of a financial institution, a rated broker/dealer, an unrated broker/dealer or Guaranteed Counterparty in respect of which the Standard & Poor's unsecured short-term ratings are (A-1) (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall not exceed ___% of the sum of the then outstanding principal balance of the Notes and the Certificate Balance (there being no limit on the amount of funds that may be invested in repurchase obligations in respect of which such Standard & Poor's rating is (A-1)+ (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company));

               (B) in the case of the Reserve Account, the rating from Standard & Poor's in respect of the unsecured short-term debt obligations of the financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall be (A-1)+;

               (C) the repurchase obligation must mature within 30 days of the date on which the Indenture Trustee or the Issuer, as applicable, enters into such repurchase obligation;

               (D) the repurchase obligation shall not be subordinated to any other obligation of the related financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty;

               (E) the collateral subject to the repurchase obligation is held, in the appropriate form, by a custodial bank on behalf of the Indenture Trustee or the Issuer, as applicable;

               (F)  the   repurchase  obligation   shall  require   that  the
          collateral subject thereto shall be marked to market daily;

               (G) in the case of a repurchase obligation of a Guaranteed Counterparty, the following conditions shall also be satisfied:

                    (i)  the Indenture Trustee or the Issuer, as  applicable,
               shall have received an opinion of counsel (which may be in-house counsel) to the effect that the guarantee of the related Rated Holding Company is a legal, valid and binding agreement of the Rated Holding Company, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and moratorium or other similar laws affecting creditors' rights generally and to general equitable principles;

                    (ii) the Indenture Trustee or the  Issuer, as applicable,
               shall have received (x) an incumbency certificate for the signer of such guarantee, certified by an officer of such Rated Holding Company and (y) a resolution, certified by an officer of the Rated Holding Company, of the board of directors (or applicable committee thereof) of the Rated Holding Company authorizing the execution, delivery and performance of such guarantee by the Rated Holding Company;

                    (iii) the only conditions to the obligation of such Rated Holding Company to pay on behalf of the Guaranteed Counterparty shall be that the Guaranteed Counterparty shall not have paid under such repurchase obligation when required (it being understood that no notice to, demand on or other action in respect of the Guaranteed Counterparty is necessary) and that the Indenture Trustee or the Issuer shall make a demand on the Rated Holding Company to make the payment due under such guarantee;

                    (iv) the  guarantee of the Rated Holding Company shall be
               irrevocable with respect to such repurchase obligation and shall not be subordinated to any other obligation of the Rated Holding Company; and

                    (v) each of Standard & Poor's and Moody's has confirmed in writing to the Indenture Trustee or Issuer, as applicable, that it has reviewed the form of the guarantee of the Rated Holding Company and has determined that the issuance of such guarantee will not result in the downgrade or withdrawal of the ratings assigned to the Notes or the Certificates.

               (H) the repurchase obligation shall require that the repurchase obligation be overcollateralized and shall provide that, upon any failure to maintain such overcollateralization, the repurchase obligation shall become due and payable, and unless the repurchase obligation is satisfied immediately, the collateral subject to the repurchase agreement shall be liquidated and the proceeds applied to satisfy the unsatisfied portion of the repurchase obligation;

          (h) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as an Eligible Investment will not result in a withdrawal or downgrading of the ratings on the Notes or Certificates.

     "FDIC" means the Federal Deposit Insurance Corporation.
      ----

     "Final Scheduled Distribution Date" means the Distribution Date
      ---------------------------------
immediately following the Final Scheduled Maturity Date.

     "Final Scheduled Maturity Date" means ______ __, ____.
      -----------------------------

     "Financed Asset" means a new or used (automobile, light-duty truck),
      --------------
(recreational vehicle), (boat, boat motor and any accompanying travellers), together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Indenture" means the Indenture dated as of ______ __, 199__, between
      ---------
the Issuer and the Indenture Trustee.

     "Indenture Trustee" means the Person acting as Indenture Trustee under
      -----------------
the Indenture, its successors in interest and any successor trustee under the Indenture.

     "Initial Certificate Balance" shall have the meaning set forth in the
      ---------------------------
Trust Agreement.

     "Insolvency Event" means, with respect to a specified Person, (a) the
      ----------------
filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "Interest Distribution Amount" means, with respect to any Distribution
      ----------------------------
Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such Distribution Date: (a) that portion of all collections on Receivables (including Payaheads) allocable to interest plus that portion of Payaheads allocable to principal, (b) Liquidation Proceeds with respect to the
Receivables to the extent allocable to interest due thereon in accordance with the Servicer's customary servicing procedures, (c) all Advances made by the Servicer of interest due on Receivables, (d) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period to the extent attributable to accrued interest on such Receivable,
(e) Recoveries for such Collection Period, and (f) Investment Earnings for the related Distribution Date; provided, however, that in calculating the Interest Distribution Amount the following will be excluded: (i) amounts received on Precomputed Receivables to the extent of any unreimbursed Precomputed Advances of interest; (ii) Liquidation Proceeds with respect to a particular Precomputed Receivable to the extent of any unreimbursed Precomputed Advances of interest; (iii) all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Interest Distribution Amount in a prior Collection Period; (iv) the sum for all the Simple Interest Receivables of collections on each such Simple Interest Receivable received during such preceding Collection Period in excess of the amount of interest that would be due on the aggregate Principal Balance of the Simple Interest Receivables during such Collection Period at their respective APRs if a payment were received on each Simple Interest Receivable during such Collection Period on the date payment is due under the terms of such Simple Interest Receivable; and (v) Liquidation Proceeds with respect to a Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Simple Interest Advances.

     "Investment Earnings" means, with respect to any Distribution Date, the
      -------------------
investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on such Distribution Date pursuant to Section 5.01(b).

     "Issuer" means (__________) Trust 199_-_.
      ------

     "Lien" means a security interest, lien, charge, pledge, equity or
      ----
encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

     "Liquidated Receivable" means any Receivable, liquidated by the Servicer
      ---------------------
through the sale of a Financed Asset or otherwise.

     "Liquidation Proceeds" means, with respect to any Liquidated Receivable,
      --------------------
the moneys collected in respect thereof, from whatever source on a Liquidated Receivable during the Collection Period in which such Receivable, became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

     "Moody's" means Moody's Investors Service, Inc., or its successor.
      -------

     "Note Distribution Account" means the account designated as such,
      -------------------------
established and maintained pursuant to Section 5.01.

     "Note Pool Factor" means, with respect to each Class of Notes as of the
      ----------------
close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be
1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal balance of such Class of Notes.

     "Noteholders' Distributable Amount" means, with respect to any
      ---------------------------------
Distribution Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount for such Distribution Date.

     "Noteholders' Interest Carryover Shortfall" means, with respect to any
      -----------------------------------------
Distribution Date, the excess of the sum of the Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Distribution Date, to the extent permitted by law, at the respective Interest Rates borne by each Class of the Notes for the related Interest Period.

     "Noteholders' Interest Distributable Amount" means, with respect to any
      ------------------------------------------
Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carryover Shortfall for such Distribution Date. For all purposes of this Agreement and the Basic Documents, interest with respect to the Class (A-1) and Class (A-2) Notes shall be computed on the basis of the actual number of days in each applicable Floating Rate Interest Accrual Period divided by 360.

     "Noteholders' Monthly Interest Distributable Amount" means, with respect
      --------------------------------------------------
to any Distribution Date, interest accrued for the related Interest Accrual Period or Floating Rate Interest Accrual Period, as applicable, on each Class of Notes at the respective Interest Rate for such Class on the outstanding principal balance of the Notes of such Class on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Noteholders of such Class on or prior to such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

     "Noteholders' Monthly Principal Distributable Amount" means, with
      ---------------------------------------------------
respect to any Distribution Date, the sum of (i) the Regular Principal Distribution Amount plus (ii) the Accelerated Principal Distribution Amount plus (iii) any accelerated payments of principal required to be made from amounts on deposit in the Reserve Account pursuant to Section 5.08(b)(ii).

     "Noteholders' Principal Carryover Shortfall" means, as of the close of
      ------------------------------------------
any Distribution Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Note Distribution Account on such current Distribution Date.

     "Noteholders' Principal Distributable Amount" means, with respect to any
      -------------------------------------------
Distribution Date, the sum of the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes. In addition, (a) on the Class (A-1) Final Scheduled Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class (A-1) Notes to zero; and on the Class (A-2) Final Scheduled Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class A-2 Notes to zero.

     "Obligor" on a Receivable means the purchaser or co-purchasers of the
      -------
Financed Asset and any other Person who owes payments under the Receivable.

     "Officers' Certificate" means a certificate signed by (a) the chairman
      ---------------------
of the board, any vice president, the controller or any assistant controller and (b) the president, a treasurer, assistant treasurer, secretary or assistant secretary of the Depositor or the Servicer, as appropriate.

     "Opinion of Counsel" means one or more written opinions of counsel, who
      ------------------
may be an employee of or counsel to the Depositor, the Seller or the Servicer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

     "Original Pool Balance" means $________________.
      ---------------------

     "Originator" means ____________________________ who originated or
      ----------
purchased a Contract from a Dealer and sold such Contract to the Seller.

     "Outstanding Precomputed Advances" on the Precomputed Receivables means
      --------------------------------
the sum, as of the close of business on the last day of a Collection Period, of all Precomputed Advances as reduced as provided in Section 5.05(a).

     "Outstanding Simple Interest Advances" on the Simple Interest
      ------------------------------------
Receivables means the sum, as of the close of business on the last day of a Collection Period, of all Simple Interest Advances as reduced as provided in
Section 5.05(b).

     "Owner Trust Estate" has the meaning assigned to such term in the Trust
      ------------------
Agreement.

     "Owner Trustee" means the Person acting as Owner Trustee under the Trust
      -------------
Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

     "Pass-Through Rate" means ____% per annum.
      -----------------

     "Payahead" on a Receivable that is a Precomputed Receivable means the
      --------
amount, as of the close of business on the last day of a Collection Period, computed in accordance with Section 5.03 with respect to such Receivable.

     "Payahead Account" means the account designated as such, established and
      ----------------
maintained pursuant to Section 5.02(d).

     "Payahead Balance" on a Receivable that is a Precomputed Receivable
      ----------------
means the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Precomputed Receivable, as reduced by applications of previous Payaheads with respect to such Precomputed Receivable pursuant to Sections 5.03 and 5.05.

     "Payment Determination Date" means, with respect to any Distribution
      --------------------------
Date, the Business Day immediately preceding such Distribution Date.

     "Physical Property" has the meaning assigned to such term in the
      -----------------
definition of "Delivery" above.

     "Pool Balance" means, as of the close of business on the last day of a
      ------------
Collection Period, the aggregate Principal Balance of the Receivables as of such day (excluding Purchased Receivables and Liquidated Receivables).

     "Precomputed Advance" means the amount, as of the close of business on
      -------------------
the last day of a Collection Period, which the Servicer is required to advance on the related Precomputed Receivables pursuant to Section 5.05(a).

     "Precomputed Receivable" means any Receivable under which the portion
      ----------------------
of a payment allocable to earned interest (which may be referred to in the related Contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method or which is a monthly actuarial receivable.

     "Principal Balance" of (a) a Precomputed Receivable, as of the close of
      -----------------
business on the last day of a Collection Period, means the Amount Financed minus the sum of (i) that portion of all Scheduled Payments (excluding Payaheads retained in the Payahead Account, but including Payaheads that have been applied to Scheduled Payments) due on or prior to such day allocable to principal using the actuarial or constant yield method, (ii) any refunded portion of extended warranty protection plan costs or of physical damage, credit life or disability insurance premiums included in the Amount Financed,
(iii) any payment of the Purchase Amount with respect to the Precomputed Receivable allocable to principal and (iv) any prepayment in full or any partial prepayments applied to reduce the Principal Balance of the Precomputed Receivable and (b) a Simple Interest Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of (i) the portion of all payments made by or on behalf of the related Obligor on or prior to such day and allocable to principal using the Simple Interest Method and (ii) any payment of the Purchase Amount with respect to the Simple Interest Receivable allocable to principal.

     "Purchase Amount" means the amount, as of the close of business on the
      ---------------
last day of a Collection Period, required to prepay in full a Receivable under the terms thereof including interest to the end of the month of purchase.

     "Purchased Receivable" means a Receivable purchased as of the close of
      --------------------
business on the last day of  a Collection Period by the Servicer  pursuant to
Section 4.07 or by the Depositor pursuant to Section 3.02.

     "Rating Agency" means Moody's and Standard & Poor's or, if no such
      -------------
organization or successor is any longer in existence, a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer. Any notice required to be given to a Rating Agency pursuant to this Agreement shall also be given to Fitch Investors Service, L.P. and Duff & Phelps Credit Rating Co., although, except as set forth above, neither shall be deemed to be a Rating Agency for any purposes of this Agreement.

     "Rating Agency Condition" means, with respect to any action, that each
      -----------------------
Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Depositor, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

     "Realized Losses" means, with respect to any Receivable that becomes a
      ---------------
Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal.

     "Receivable Files" means the documents specified in Section 3.03.
      ----------------

     "Receivables Purchase Agreement" means the Receivables Purchase
      ------------------------------
Agreement dated as of ____________, 199__, between the Seller, as seller and the Depositor, as purchaser.

     "Recoveries" means, with respect to any Receivable that becomes a
      ----------
Liquidated Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

     "Regular Principal Distribution Amount" means, with respect to any
      -------------------------------------
Distribution Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such Distribution Date: (a) that portion of all collections on Receivables allocable to principal (exclusive of Payaheads allocable to principal that have not been applied as payments under the related Receivables in such Collection Period and inclusive of Payaheads allocable to principal that have been applied as payments under the related Receivables in such Collection Period), (b) all Liquidation Proceeds attributable to the principal amount of Receivables that became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, plus the amount of Realized Losses with respect to such Liquidated Receivables,
(c) all Precomputed Advances made by the Servicer of principal due on the Precomputed Receivables, (d) to the extent attributable to principal, the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period, (e) partial prepayments on Precomputed Receivables relating to refunds of extended warranty protection plan costs or of physical damage, credit life or disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligors thereon as of the date of the original contract and only to the extent not included under clause (a) above, and (f) on the Final Scheduled Distribution Date, any amounts advanced by the Servicer on such Final Scheduled Distribution Date with respect to principal on the Receivables; provided, however, that in calculating the Regular Principal Distribution Amount the following will be excluded: (i) amounts received on Precomputed Receivables to the extent that the Servicer has previously made an unreimbursed Precomputed Advance of principal, (ii) Liquidation Proceeds with respect to a particular Precomputed Receivable to the extent of any unreimbursed Precomputed Advances of principal, (iii) all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Principal Distribution Amount in a prior Collection Period, and
(iv) Recoveries.

     "Reserve Account" means the account designated as such, established and
      ---------------
maintained pursuant to Section 5.01.

     "Reserve Account Initial Deposit" means an amount equal to the Specified
      -------------------------------
Reserve   Account  Balance   on  the   Closing  Date   (which  is   equal  to
$__________________).

     "Scheduled Payment" on a Precomputed Receivable means that portion of
      -----------------
the payment required to be made by the Obligor during the respective Collection Period sufficient to amortize the Principal Balance under the actuarial method over the term of the Receivable and to provide interest at the APR.

     "Seller" means ______________ and its successors in interest.
      ------

     "Servicer" means _______________, as the servicer of the Receivables,
      --------
and each successor to _____ (in the same capacity) pursuant to Section 7.03 or 8.02.

     "Servicer Default" means an event specified in Section 8.01.
      ----------------

     "Servicer's Certificate" means an Officers' Certificate of the Servicer
      ----------------------
delivered pursuant to Section 4.09, substantially in the form of Exhibit C.

     "Servicing Fee" means the fee payable to the Servicer for services
      -------------
rendered during each Collection Period, determined pursuant to Section 4.08.

     "Servicing Fee Rate" means ____% per annum.
      ------------------

     "Simple Interest Advance" means the amount of interest, as of the close
      -----------------------
of  business on the  last day of  a Collection Period, which  the Servicer is
required  to  advance   on  the  Simple  Interest   Receivables  pursuant  to
Section 5.05(b).

     "Simple Interest Method" means the method of allocating a fixed level
      ----------------------
payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

     "Simple Interest Receivable" means any Receivable under which the
      --------------------------
portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "Specified Reserve Account Balance" means (STATE FORMULA).
      ---------------------------------

     "Standard & Poor's" means Standard & Poor's Ratings Services, a division
      -----------------
of The McGraw-Hill Companies, Inc., or its successor.

     "Receivable" means any Contract listed on Schedule A (which Schedule may
      ----------
be in the form of microfiche).

     "Total Distribution Amount" means, for each Distribution Date, the sum
      -------------------------
of the applicable Interest Distribution Amount and the applicable Regular Principal Distribution Amount (other than the portion thereof attributable to Realized Losses).

     "Trust" means the Issuer.
      -----

     "Trust Account Property" means the Trust Accounts, all amounts and
      ----------------------
investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing.

     "Trust Accounts" has the meaning assigned thereto in Section 5.01.
      --------------

     "Trust Agreement" means the Trust Agreement dated as of ______ __, 199_,
      ---------------
between the Depositor and the Owner Trustee.

     "Trust Officer" means, in the case of the Indenture Trustee, any Officer
      -------------
within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the Basic Documents on behalf of the Owner Trustee.

     SECTION 1.02.  Other Definitional Provisions.  (a)  Capitalized terms
                    -----------------------------
used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                  ARTICLE II

                          Conveyance of Receivables
                         -------------------------

     SECTION 2.01.  Conveyance of Receivables.  In consideration of the
                    -------------------------
Issuer's delivery to or upon the order of the Depositor of $_____________ less the amount to be deposited to the Reserve Account on the Closing Date, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in and to:

          (a) the Receivables and all moneys due thereon on or after ____________, 199__, in the case of Precomputed Receivables (including such payments due on or after _______________, 199_ and collected after ___________, 199_ and before ______________, 199_), and all moneys received thereon on and after ____________, 199_, in the case of Simple Interest Receivables;

          (b) the security interests in the Financed Assets granted by Obligors pursuant to the Receivables and any other interest of the Depositor in the Financed Assets;

          (c) any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Assets or Obligors;

          (d)  any   proceeds  from  recourse  to  Dealers  with  respect  to
     Receivables with respect to which the Servicer has determined in accordance with its customary servicing procedures that eventual payment in full is unlikely;

          (e) any Financed Asset that shall have secured a Receivable and shall have been acquired by or on behalf of the Seller, the Servicer, the Depositor or the Trust;

          (f) all right, title and interest of the Depositor under the Receivables Purchase Agreement, including, without limitation, the right of the Depositor to cause the Seller to purchase receivables under certain circumstances;

          (g) all right, title and interest in all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit and the Certificate Distribution Account, and in all investments and proceeds thereof (including all income thereon); and

          (h)  the proceeds of any and all of the foregoing.


                                 ARTICLE III

                               The Receivables
                               ---------------

     SECTION 3.01.  Representations and Warranties of the Depositor with
                    ----------------------------------------------------
Respect to the Receivables.  The Depositor makes the following
--------------------------
representations and warranties as to the Receivables on which the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Title.  It is the intention of the Depositor that the transfer
               -----
and assignment herein contemplated constitute a sale of the Receivables from the Depositor to the Issuer and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Depositor had good and marketable title to each Receivable, free and clear of all Liens and rights of others and, immediately upon the transfer thereof, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer has been perfected under the UCC.

          (b)  All Filings Made.  All filings (including UCC filings)
               ----------------
necessary in any jurisdiction to give (i) the Issuer a first perfected ownership interest in the Receivables and (ii) the Indenture Trustee a first perfected security interest in the Receivables shall have been made.

     SECTION 3.02.  Repurchase upon Breach.  The Depositor, the Servicer or
                    ----------------------
the Owner Trustee, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach of the Depositor's representations and warranties made pursuant to Section 3.01 or the Seller's representations and warranties made pursuant to Section 3.02 of the Receivables Purchase Agreement. Unless any such breach shall have been cured by the last day of the second Collection Period following the discovery thereof by the Trustee or receipt by the Trustee of notice from the Depositor or the Servicer of such breach, the Depositor shall be obligated to repurchase any Receivable materially and adversely affected by any such breach as of such last day (or, at the Depositor's option, the last day of the first Collection Period following such discovery or notice). In consideration of the repurchase of any Receivable, the Depositor shall remit the Purchase Amount, in the manner specified in Section 5.06 provided,
                                                                   --------
however, that the obligation of the Depositor to repurchase any receivable
-------
arising solely as a result of a breach of the Seller's representations and warranties under Section 3.02 of the Receivables Purchase Agreement is subject to the receipt by the Depositor of the Purchase Amount from the Seller. Subject to the provisions of Section 6.03, the sole remedy of the Trustee, the Trust, the Noteholders or the Certificateholders with respect to a breach of representations and warranties pursuant to the agreement contained in this Section shall be to require the Depositor to repurchase Receivables pursuant to this Section, subject to the conditions contained herein or to enforce the Seller's obligation to the Depositor to repurchase such Receivables pursuant to the Receivables Purchase Agreement.

     SECTION 3.03.  Custody of Receivable Files.  To assure uniform quality
                    ---------------------------
in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments which are hereby or will hereby be constructively delivered to the Indenture Trustee, as pledgee of the Issuer, as of the Closing Date with respect to each Receivable:

          (a)  the fully executed original Receivable;

          (b)  the original credit application fully executed by the Obligor;

          (c) the original certificate of title or such documents that the Servicer, or the Depositor shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Depositor in the Financed Asset; and

          (d) any and all other documents that the Servicer or the Depositor shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor, or a Financed Asset.

     SECTION 3.04.  Duties of Servicer as Custodian.  (a)  Safekeeping.  The
                    -------------------------------        -----------
Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable (automotive) (marine) (recreational vehicle) receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files.

     (b)  Maintenance of and Access to Records.  The Servicer shall maintain
          ------------------------------------
each Receivable File at one of its offices specified in Schedule B or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer or the Indenture Trustee shall instruct.

     (c)  Release of Documents.  Upon instruction from the Indenture Trustee,
          --------------------
the Servicer shall release any Receivable File to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

     SECTION 3.05.  Instructions; Authority To Act.  The Servicer shall be
                    ------------------------------
deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee.

     SECTION 3.06.  Custodian's Indemnification.  The Servicer as custodian
                    ---------------------------
shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their respective officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their respective officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee, and the Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee.

     SECTION 3.07.  Effective Period and Termination.  The Servicer's
                    --------------------------------
appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section. If _______ shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 8.01, the appointment of such Servicer as custodian shall be terminated by the Indenture Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or, with the consent of Holders of the Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by the Owner Trustee or by Certificateholders evidencing not less than 25% of the Certificate Balance, in the same manner as the Indenture Trustee or such Holders may terminate the rights and obligations of the Servicer under Section 8.01. The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer and, without cause, upon 30 days' prior written notification to the Servicer. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.


                                  ARTICLE IV

                 Administration and Servicing of Receivables
                 -------------------------------------------

     SECTION 4.01.  Duties of Servicer.  The Servicer, for the benefit of the
                    ------------------
Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable (automotive) (marine) (recreational vehicle) receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions and making Advances pursuant to Section 5.05. Subject to the provisions of
Section 4.02, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Assets securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     SECTION 4.02.  Collection and Allocation of Receivable Payments.  The
                    ------------------------------------------------
Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable (automotive) (marine) (recreational vehicle)
receivables that it services for itself or others. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable (automotive) (marine) (recreational vehicle) receivables that it services for itself or others. The Servicer may grant extensions, rebates or adjustments on a Receivable, which shall not, for the purposes of this Agreement, modify the original due dates or amounts of the Scheduled Payments on a Precomputed Receivable or the original due dates or amounts of the originally scheduled payments of interest on Simple Interest Receivables; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the Final Scheduled Maturity Date, it shall promptly repurchase the Receivable from the Issuer in accordance with the terms of
Section 4.07. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not agree to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Payment on Precomputed Receivables or the originally scheduled payments on Simple Interest Receivables.

     SECTION 4.03.  Realization upon Receivables.  On behalf of the Issuer,
                    ----------------------------
the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Assets securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of receivables, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Asset at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Asset shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Asset unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

     SECTION 4.04.  Physical Damage Insurance.  The Servicer shall, in
                    -------------------------
accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage insurance covering the Financed Asset as of the execution of the Receivable.

     SECTION 4.05.  Maintenance of Security Interests in Financed Assets.
                    ----------------------------------------------------
The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Asset. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Asset or for any other reason.

     SECTION 4.06.  Covenants of Servicer.  The Servicer shall not release
                    ---------------------
the Financed Asset securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession, nor shall the Servicer impair the rights of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders in such Receivable, nor shall the Servicer increase the number of scheduled payments due under a Receivable.

     SECTION 4.07.  Purchase of Receivables upon Breach.  The Servicer or the
                    -----------------------------------
Owner Trustee shall inform the other party and the Indenture Trustee and the Depositor promptly, in writing, upon the discovery of any breach pursuant to
Section 4.02, 4.05 or 4.06. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach as of such last day. If the Servicer takes any action during any Collection Period pursuant to Section 4.02 that impairs the rights of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders in any Receivable or as otherwise provided in Section 4.02, the Servicer shall purchase such Receivable as of the last day of such Collection Period. In consideration of the purchase of any such Receivable pursuant to either of the two preceding sentences, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.06. For purposes of this Section, the Purchase Amount shall consist in part of a release by the Servicer of all rights of reimbursement with respect to Outstanding Precomputed Advances and Outstanding Simple Interest Advances on the Receivable. Subject to
Section 7.02, the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders with respect to a breach pursuant to Section 4.02, 4.05 or 4.06 shall be to require the Servicer to purchase Receivables pursuant to this Section. The Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section.

     SECTION 4.08.  Servicing Fee.  The Servicing Fee for a Distribution Date
                    -------------
shall equal  the product of  (a) one-twelfth, (b) the Servicing Fee  Rate and
(c) the Pool Balance as of the first day of the preceding Collection Period. The Servicer shall also be entitled to all late fees, prepayment charges including, in the case of a Receivable that provides for payments according to the "Rule of 78s" and that is prepaid in full, the difference between the Principal Balance of such Receivable (plus accrued interest to the date of prepayment) and the principal balance of such Receivable computed according to the "Rule of 78s"), and other administrative fees or similar charges allowed by applicable law with respect to the Receivables, collected (from whatever source) on the Receivables, plus any reimbursement pursuant to the last paragraph of Section 7.02.

     SECTION 4.09.  Servicer's Certificate.  Not later than (11:00 A.M. (New
                    ----------------------
York time)) on each Payment Determination Date, the Servicer shall deliver to the Owner Trustee, each Paying Agent, the Indenture Trustee and the Depositor, with a copy to the Rating Agencies, a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Distribution Date pursuant to Sections 5.07 and 5.08 for the related Collection Period. Receivables to be purchased by the Servicer or to be repurchased by the Depositor or the Seller shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

     SECTION 4.10.  Annual Statement as to Compliance; Notice of Default.
                    ----------------------------------------------------
(a) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee, on or before _________ of each year beginning ________, 199__, an Officers' Certificate, dated as of ____________ 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such longer period as shall have elapsed since the Closing Date) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The
Indenture Trustee shall send a copy of such certificate and the report referred to in Section 4.11 to the Rating Agencies. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Certificateholder, Certificate Owner, Noteholder or Note Owner by a request in writing to the Owner Trustee addressed to the Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee will promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

     (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officers' Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under
Section 8.01(a) or (b).

     SECTION 4.11.  Annual Independent Certified Public Accountants' Report.
                    -------------------------------------------------------
The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer, the Depositor or their Affiliates, to deliver to the Owner Trustee and the Indenture Trustee on or before __________ of each year beginning ________ , 199__, a report addressed to the Board of Directors of the Servicer, to the effect that such firm has examined the financial statements of the Servicer and issued its report thereon and that such examination (a) was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (b) included tests relating to (automotive) (marine) (recreation vehicle) loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement; and
(c) except as described in the report, disclosed no exceptions or errors in the records relating to (automobile and light-duty truck) (boat) (recreational vehicle) loans serviced for others that, in the firm's opinion, paragraph four of such Program requires such firm to report.

     Such report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     SECTION 4.12.  Access to Certain Documentation and Information Regarding
                    ---------------------------------------------------------
Receivables.  The Servicer shall provide to the Certificateholders and
-----------
Noteholders access to the Receivable Files in such cases where the Certificateholders or Noteholders shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     SECTION 4.13.  Servicer Expenses.  The Servicer shall be required to pay
                    -----------------
all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders and Noteholders.

     SECTION 4.14.  Appointment of Subservicer.  The Servicer may at any time
                    --------------------------
appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; and provided, further, that the Servicer shall remain obligated and be liable to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time, and none of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders shall have any responsibility therefor.


                                  ARTICLE V

                       Distributions; Reserve Account;
                      -------------------------------
               Statements to Certificateholders and Noteholders
              ------------------------------------------------

     SECTION 5.01.  Establishment of Trust Accounts.  (a)  (i)  The Servicer,
                    -------------------------------
for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

          (ii) The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

          (iii) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

     (b) Funds on deposit in the Collection Account, the Note Distribution Account and the Reserve Account (collectively the "Trust Accounts") shall be invested (1) by the Indenture Trustee in Eligible Investments selected in writing by the Servicer or an investment manager selected by the Servicer, which investment manager shall have agreed to comply with the terms of this Agreement as it relates to investing such funds or (2) by an investment manager in Eligible Investments selected by such investment manager; provided that (A) such investment manager shall be selected by the Servicer, (B) such investment manager shall have agreed to comply with the terms of this Agreement as it relates to investing such funds, (C) any investment so selected by such investment manager shall be made in the name of the Indenture Trustee and shall be settled by a Delivery to the Indenture Trustee that complies with the terms of this Agreement as it relates to investing such funds, and (D) prior to the settlement of any investment so selected by such investment manager the Indenture Trustee shall affirm that such investment is an Eligible Investment. It is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from an investment in Eligible Investments made in accordance with this Section 5.01(b). All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and the Certificateholders or the Noteholders, as applicable; provided, that on each Payment Determination Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Interest
Distribution Amount for the related Distribution Date. Other than as permitted by the Rating Agencies, funds on deposit in the Collection Account, the Reserve Account and the Note Distribution Account shall be invested in Eligible Investments that will mature (A) not later than the Business Day immediately preceding the next Distribution Date or (B) on such next
Distribution Date if either (x) such investment is held in the trust department of the institution with which the Collection Account, the Reserve Account, the Note Distribution Account or the Certificate Distribution Account, as applicable, is then maintained and is invested in a time deposit of the Indenture Trustee rated at least (A-1) by Standard & Poor's and P-1 by Moody's (such account being maintained within the trust department of the Indenture Trustee) or (y) the Indenture Trustee (so long as the short-term unsecured debt obligations of the Indenture Trustee are either (i) rated at least P-1 by Moody's and (A-1) by Standard & Poor's on the date such investment is made or (ii) guaranteed by an entity whose short-term unsecured debt obligations are rated at least P-1 by Moody's and (A-1) by Standard & Poor's on the date such investment is made) has agreed to advance funds on such Distribution Date to the Note Distribution Account and the Certificate Distribution Account in the amount payable on such investment on such Distribution Date pending receipt thereof to the extent necessary to make distributions on such Distribution Date. The guarantee referred to in clause
(y) of the preceding sentence shall be subject to the Rating Agency Condition. For the purpose of the foregoing, unless the Indenture Trustee affirmatively agrees in writing to make such advance with respect to such investment prior to the time an investment is made, it shall not be deemed to have agreed to make such advance. Funds deposited in a Trust Account on a day which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

          (c) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders or the


     Noteholders and the Certificateholders, as the case may be. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account.

          (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

               (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(c)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

               (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

               (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

               (D) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

          (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

     (d)  The  Servicer shall  establish  and maintain  with  the Trustee  an
Eligible Deposit Account (the "Payahead Account"). The Payahead Account shall not be property of the Trust. The Servicer shall, or shall cause the Trustee to, transfer all Payaheads from the Collection Account to the Payahead Account on or prior to the date on which Payaheads are transferred to the Collection Account pursuant to Section 5.05.

     SECTION 5.02.  Collections.  The Servicer shall remit within two
                    -----------
Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables) and all Liquidation Proceeds, both as collected during the Collection Period. Notwithstanding the foregoing, for so long as
(i) _________ remains the Servicer, (ii) no Servicer Default shall have occurred and be continuing and (iii)(x) _________ maintains a short-term rating of at least A-1 by Standard & Poor's and P-1 by Moody's (and for five Business Days following a reduction in either such rating) or (y) prior to ceasing daily remittances, the Rating Agency Condition shall have been satisfied (and any conditions or limitations imposed by the Rating Agencies in connection therewith are complied with), the Servicer shall remit such collections with respect to the preceding calendar month to the Collection Account on the Payment Determination Date immediately preceding the related Distribution Date. For purposes of this Article V the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Depositor.

     SECTION 5.03.  Application of Collections.  (a)  All collections for the
                    --------------------------
Collection Period shall be applied by the Servicer as follows:

          With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied first, in the case of Precomputed Receivables, to reduce Outstanding Precomputed Advances as described in Section 5.05(a) and, in the case of Simple Interest Receivables, to reduce Outstanding Simple Interest
     Advances to the extent described in Section 5.05(b). Next, any excess shall be applied, in the case of Precomputed Receivables, to the Scheduled Payment and, in the case of Simple Interest Receivables, to interest and principal in accordance with the Simple Interest Method. With respect to Precomputed Receivables, any remaining excess shall be added to the Payahead Balance, and shall be applied to prepay the Precomputed Receivable, but only if the sum of such excess and the previous Payahead Balance shall be sufficient to prepay the Receivable in full. Otherwise, any such remaining excess payments shall constitute a Payahead and shall increase the Payahead Balance.

     SECTION 5.04.  Application of Payaheads.  Within two Business Days
                    ------------------------
following each Determination Date, the Trustee shall cause to be transferred from the Payahead Account to the Collection Account, in immediately available funds, the aggregate Payaheads from previous Collection Periods applicable as all or part of any Scheduled Payment on a Precomputed Receivable due during the related Collection Period, in the amounts set forth in the Servicer's Certificate for such Distribution Date.

     SECTION 5.05.  Advances.  (a)  As of the close of business on the last
                    --------
day of each Collection Period, if the payments by or on behalf of the Obligor on a Precomputed Receivable (other than a Purchased Receivable) shall be less than the Scheduled Payment, the Payahead Balance shall be applied by the Servicer to the extent of the shortfall and such Payahead Balance shall be reduced accordingly. Next, the Servicer shall advance any remaining shortfall (such amount, a "Precomputed Advance"), to the extent that the Servicer, at its sole discretion, shall determine that the Precomputed Advance shall be recoverable from the Obligor, the Purchase Amount, Liquidation Proceeds or proceeds of any other Precomputed Receivables. With respect to each Precomputed Receivable, the Precomputed Advance shall increase Outstanding Precomputed Advances. Outstanding Precomputed Advances shall be reduced by subsequent payments by or on behalf of the Obligor, collections of Liquidation Proceeds in respect of such Precomputed
Receivables or payments of the Purchase Amount with respect to such Precomputed Receivables.

     If the Servicer shall determine that an Outstanding Precomputed Advance with respect to any Precomputed Receivable shall not be recoverable as aforesaid, the Servicer shall be reimbursed from any collections made on other Precomputed Receivables in the Trust and Outstanding Precomputed Advances with respect to such Precomputed Receivables shall be reduced accordingly.

     (b) As of the close of business on the last day of each Collection Period, the Servicer shall advance an amount equal to the amount of interest due on the Simple Interest Receivables at their respective APR's for the related Collection Period (assuming the Simple Interest Receivables pay on their respective due dates) minus the amount of interest actually received on the Simple Interest Receivables during the related Collection Period (such amount, a "Simple Interest Advance"). With respect to each Simple Interest Receivable, the Simple Interest Advance shall increase Outstanding Simple Interest Advances. If such calculation results in a negative number, an amount equal to the absolute value of such negative number shall be paid to the Servicer and the amount of Outstanding Simple Interest Advances shall be reduced by such amount. In addition, in the event that a Simple Interest Receivable becomes a Liquidated Receivable, Liquidation Proceeds with respect to such Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) shall be paid to the Servicer to reduce Outstanding Simple Interest Advances, but only to the extent of any Outstanding Simple Interest Advances. The Servicer shall not make any advance in respect of principal of Simple Interest Receivables.

     SECTION 5.06.  Additional Deposits.  The Servicer shall deposit in the
                    -------------------
Collection Account on the Payment Determination Date for the related Collection Period the aggregate Advances pursuant to Section 5.05. To the extent that the Servicer fails to make a Simple Interest Advance pursuant to
Section 5.05(b) on the date required, the Servicer shall notify the Indenture Trustee to withdraw such amount (or, if determinable, such portion of such amount as does not represent advances for delinquent interest) from the Reserve Account and deposit such amount in the Collection Account. The Servicer and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 9.01. The Servicer will deposit the aggregate Purchase Amount with respect to Purchased Receivables when such obligations are due, unless the Servicer shall not be required to make daily deposits pursuant to
Section 5.02. All such other deposits shall be made on the Payment Determination Date for the related Collection Period.

     SECTION 5.07.  Distributions.
                    -------------

          (a) (i) On each Payment Determination Date, the Servicer shall calculate all amounts required to be deposited in the Note Distribution Account and the Certificate Distribution Account.

          (ii) On each Distribution Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Payment Determination Date pursuant to Section 4.09) to make the following deposits and distributions for receipt by the Servicer or deposit in the applicable account by 11:00 A.M. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

               (A) to the extent the Servicer has not received the payment of the Servicing Fee at the beginning of the related Collection Period pursuant to clause (a) above, to the Servicer, from the Interest Distribution Amount, the Servicing Fee (and all unpaid Servicing Fees from prior Collection Periods);

               (B)  to  the   Note  Distribution  Account,  from   the  Total
          Distribution Amount remaining after the application of clause (A), the Noteholders' Interest Distributable Amount;

               (C)  to  the  Note   Distribution  Account,  from  the   Total
          Distribution Amount remaining after the application of clauses (A) and (B), the Noteholders' Principal Distributable Amount;

               (D) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (A) through (C), the Certificateholders' Interest Distributable Amount;

               (E) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (A) through (D), the Certificateholders' Principal Distributable Amount;

               (F) to the Reserve Account, from the Total Distribution Amount remaining after the application of clauses (A) through (E) (it being understood that the Accelerated Principal Distribution Amount is a function of and subject to the amount required to be deposited in the Reserve Account pursuant to this clause (F)), the amount, if any, necessary to reinstate the balance in the Reserve Account up to the Specified Reserve Account Balance; and

               (G) to the Reserve Account, the portion, if any, of the Total Distribution Amount remaining after the application of clauses (A) through (F).

Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account hereunder until the Certificate Balance is reduced to zero.

     SECTION 5.08.  Reserve Account.  (a)  On the Closing Date, the Owner
                    ---------------
Trustee will deposit, on behalf of the Depositor, the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes and the Certificates.

          (b) (i) After giving effect to clause (ii) below, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Account Balance for such Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute the amount of such excess to the Depositor.

          (ii) On each Distribution Date subsequent to any reduction or withdrawal by any Rating Agency of its rating of any Class of Notes, unless such rating has been restored, if the amount on deposit in the Reserve Account (after taking into account any deposits thereto pursuant to Section 5.07(a) and withdrawals therefrom pursuant to
     Section 5.08(c), (d) or (e) on such date) is greater than the Specified Reserve Account Balance for such Distribution Date, then the Servicer shall instruct the Indenture Trustee to include the amount of such excess in the Noteholders' Monthly Principal Distribution Amount and to deposit the amount of such excess (up to the amount of cash or cash equivalents in the Reserve Account) to the Collection Account for deposit to the Note Distribution Account for distribution to Noteholders as an accelerated payment of principal on such Distribution Date; provided, that the amount of such deposit shall not exceed the outstanding principal balance of the Notes after giving effect to all other payments of principal to be made on such date.

     (c) If the Servicer determines pursuant to Section 5.05 that it is required to make an Advance on a Payment Determination Date and does not do so from its own funds, the Servicer shall instruct the Indenture Trustee to withdraw funds from the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment shall be deemed to have been made by the Servicer pursuant to Section 5.05 for purposes of making distributions pursuant to this Agreement, but shall not otherwise satisfy the Servicer's obligation to deliver the amount of the Advances, and the Servicer shall within two Business Days replace any funds in the Reserve Account so used.

          (d) (i) In the event that the Noteholders' Distributable Amount for a Distribution Date exceeds the sum of the amounts deposited into the Note Distribution Account pursuant to Section 5.07(a)(ii)(B) and (C) on such Distribution Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein up to the Available Amount, and deposit such amount into the Note Distribution Account.

          (ii) In the event that the Noteholders' Principal Distributable Amount on the Class A-1 Final Scheduled Distribution Date or the Class (A-2) Final Scheduled Distribution Date exceeds the amount deposited into the Note Distribution Account pursuant to Section 5.07(a)(ii)(C) on such Distribution Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein up to the Available Amount, and deposit such amount into the Note Distribution Account.

          (e) (i) In the event that the Certificateholders' Distributable Amount for a Distribution Date exceeds the sum of the amounts deposited into the Certificate Distribution Account pursuant to Section 5.07(a)(ii)(D) and (E) on such Distribution Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein up to the Available Amount after giving effect to paragraphs (c) and (d) above, and deposit such amount into the Certificate Distribution Account on such Distribution Date.

          (ii) In the event that the Certificateholders' Monthly Interest Distributable Amount for a Distribution Date exceeds the amount deposited in the Certificate Distribution Account pursuant to
     Section 5.07(b)(ii)(D), the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs (d)(i) and (e)(i) above, up to the Certificate Interest Reserve Amount with respect to such Distribution Date, and deposit such amount into the Certificate Distribution Account.

          (iii) In the event that the Certificateholders' Principal Distributable Amount on the Final Scheduled Distribution Date exceeds the amount deposited in the Certificate Distribution Account pursuant to
     Section 5.07(b)(ii)(E), the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (d) and (e)(i) above, and deposit such amount into the Certificate Distribution Account.

     (f) Subject to Section 9.01, amounts will continue to be applied pursuant to Section 5.07 following payment in full of the Outstanding Amount of the Notes and the Certificate Balance until the Pool Balance is reduced to zero. Following the payment in full of the aggregate Outstanding Amount of the Notes and the Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and Certificateholders and the termination of the Trust, any amount remaining on deposit in the Reserve Account shall be distributed to the Depositor.

     (g) On the Final Scheduled Distribution Date, if the amount of funds remaining in the Reserve Account (after all other distributions to be made from the Reserve Account pursuant to this Section have been made, other than paragraphs (b)(i) and (f)) is in excess of the amounts described below, a portion of such excess according to the following schedule shall be deposited in the Certificate Distribution Account for distribution to Certificateholders:

          (i) with respect to all such funds in the Reserve Account in excess of $_________________ but which do not exceed $_____________, __%
     of such amount;

          (ii) with respect to all such funds in the Reserve Account in excess of $____________ but which do not exceed $__________, __% of such amount;

          (iii)with respect to all such funds in the Reserve Account in excess of $____________ but which do not exceed $_____________, __% of such amount;

          (iv) with respect to all such funds in the Reserve Account in excess of $_____________ but which do not exceed $____________, __% of such amount; and

          (v) with respect to all such funds in the Reserve Account in excess of $_______________, ___% of such amount.

The amounts to be deposited in the Certificate Distribution Account pursuant to the preceding sentence are in excess of all amounts otherwise required to be deposited in the Certificate Distribution Account pursuant to this Agreement, notwithstanding anything to the contrary contained herein.)

     SECTION 5.09.  Statements to Certificateholders and Noteholders.  On
                    ------------------------------------------------
each Distribution Date, the Servicer shall provide to the Owner Trustee (with a copy to the Rating Agencies and each Paying Agent) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date and to the Indenture Trustee (with a copy to each Paying Agent) for the Indenture Trustee to forward to each Noteholder of record as of the most recent Record Date a statement substantially in the form of Exhibits A and B, respectively, setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

          (i) the  amount  of  such  distribution  allocable   to  principal
     allocable to each Class of Notes and to the Certificates;

          (ii) the amount of such distribution allocable to interest allocable to each Class of Notes and to the Certificates;

          (iii) the outstanding principal balance of each Class of Notes, the Note Pool Factor for each such Class, the Certificate Balance and the Certificate Pool Factor as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

          (iv) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period;

          (v) the amount of Realized Losses, if any, with respect to the related Collection Period;

          (vi) the  balance   of  the   Reserve  Account   on  such   Payment
     Determination Date after giving effect to deposits and withdrawals to be made on the next following Distribution Date, if any;

          (vii)     the aggregate Payahead Balance; and

          (viii) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (i) above.

     Each amount set  forth on the Distribution Date  statement under clauses
(i), (ii) or (iv) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable.


     SECTION 5.10.  Net Deposits.  As an administrative convenience, unless
                    ------------
the Servicer is required to remit collections daily, the Servicer will be permitted to make the deposit of collections on the Receivables, aggregate Advances and Purchase Amounts for or with respect to the Collection Period net of distributions to be made to the Servicer with respect to the Collection Period. Similarly, the Servicer may cause a single net transfer to be made from the Collection Account to the Payahead Account, or vice versa. The Servicer, however, will account to the Owner Trustee, the
Indenture Trustee, the Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually.


                                  ARTICLE VI

                                The Depositor
                                -------------

     SECTION 6.01.  Representations of Depositor.  The Depositor makes the
                    ----------------------------
following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Receivables, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Organization and Good Standing.  The Depositor is duly
               ------------------------------
organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire and own the Receivables.

          (b)  Due Qualification.  The Depositor is duly qualified to do
               -----------------
business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (c)  Power and Authority.  The Depositor has the corporate power
               -------------------
and authority to execute and deliver this Agreement and to carry out its respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been, duly authorized by the Depositor by all necessary corporate action.

          (d)  Binding Obligation.  This Agreement constitutes, a legal,
               ------------------
valid and binding obligation of the Depositor enforceable in accordance with its terms.

          (e)  No Violation.  The consummation of the transactions
               ------------
contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate anylaw or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

          (f)  No Proceedings.  To the Depositor's best knowledge, there are
               --------------
no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic
Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or
(iv) which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

          (g)  Chief Executive Office.  The chief executive office of the
               ----------------------
Depositor is located at 1585 Broadway, New York, New York 10036.

     SECTION 6.02.  Corporate Existence.  During the term of this Agreement,
                    -------------------
the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

     SECTION 6.03.  Liability of the Depositor; Indemnities.  The Depositor
                    ---------------------------------------
shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement:

          (a) The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Servicer and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Certificates and the Notes, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Certificates or the Notes) and costs and expenses in defending against the same.

          (b) The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and
     (ii) the Depositor's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Notes and the Certificates.

          (c) The Depositor shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and in the Trust Agreement contained, in the case of the Owner Trustee, and in the Indenture contained, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or, in the case of the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Indenture Trustee; or
     (ii) in the case of the Owner Trustee, shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement.

          (d) The Depositor shall pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate.

     Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

     SECTION 6.04.  Merger or Consolidation of, or Assumption of the
                    ------------------------------------------------
Obligations of, Depositor.  Any Person (a) into which the Depositor may be
-------------------------
merged or consolidated, (b) which may result from any merger or consolidation to which the Depositor shall be a party or (c) which may succeed to the properties and assets of the Depositor substantially as a whole, which person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, shall be the successor to the Depositor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

     SECTION 6.05.  Limitation on Liability of Depositor and Others.  The
                    -----------------------------------------------
Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 6.06.  Depositor May Own Certificates or Notes.  The Depositor
                    ---------------------------------------
and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.


                                 ARTICLE VII

                                 The Servicer
                                ------------

     SECTION 7.01.  Representations of Servicer.  The Servicer makes the
                    ---------------------------
following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Receivables, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Organization and Good Standing.  The Servicer is duly
               ------------------------------
organized and validly existing as a corporation in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian.

          (b)  Due Qualification.  The Servicer is duly qualified to do
               -----------------
business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

          (c)  Power and Authority.  The Servicer has the corporate power and
               -------------------
authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary corporate action.

          (d)  Binding Obligation.  This Agreement constitutes a legal, valid
               ------------------
and binding obligation of the Servicer enforceable in accordance with its terms.

          (e)  No Violation.  The consummation of the transactions
               ------------
contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); or violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

          (f)  No Proceedings.  To the Servicer's best knowledge, there are
               --------------
no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic
Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or
(iv) relating to the Servicer and which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

          (g)  No Insolvent Obligors.  As of the Cutoff Date, no Obligor on
               ---------------------
a Receivable is shown on the Receivable Files as the subject of a bankruptcy proceeding.

     SECTION 7.02.  Indemnities of Servicer.  The Servicer shall be liable
                    -----------------------
in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement:

          (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Asset.

          (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the
     Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

     For purposes of this Section, in the event of the termination of the rights and obligations of __________ (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.02.

     Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     SECTION 7.03.  Merger or Consolidation of, or Assumption of the
                    ------------------------------------------------
Obligations of, Servicer.  Any Person (a) into which the Servicer may be
------------------------
merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole or (d) with respect to the Servicer's obligations hereunder, which is a corporation 50% or more of the voting stock of which is owned, directly or indirectly, by ________________________, which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) immediately after giving effect to such transaction, the successor to the Servicer shall become the Administrator under the Administration Agreement in accordance with
Section 8 of such Agreement and (v) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii), (iv) and (v) above shall be conditions to the consummation of the transactions referred to in clause (a),
(b) or (c) above.

     SECTION 7.04.  Limitation on Liability of Servicer and Others.  Neither
                    ----------------------------------------------
the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

     Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the Basic Documents and the rights and duties of the parties to this Agreement and the Basic Documents and the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture.

     SECTION 7.05.  ________  Not To Resign as Servicer.  Subject to the
                    -----------------------------------
provisions of Section 7.03, _________ shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of __________ shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall (i) have assumed the responsibilities and obligations of _________ in accordance with Section 8.02 and (ii) have become the Administrator under the Administration Agreement in accordance with Section 8 of such Agreement.

                                 ARTICLE VIII

                                   Default
                                   -------

     SECTION 8.01.  Servicer Default.  If any one of the following events (a
                    ----------------
"Servicer Default") shall occur and be continuing:

          (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of three Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Servicer; or

          (b) failure by the Service, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of the Servicer (as the case may be) set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Certificateholders or Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer (as the case may be) by the Owner Trustee or the Indenture Trustee or (B) to the Servicer (as the case may be), and to the Owner Trustee and the Indenture Trustee by the Holders of Notes or Certificates, as applicable, evidencing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate Balance; or

          (c) the occurrence of an Insolvency Event with respect to the Servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.02 hereof) of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to any
Receivable. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Owner Trustee shall give notice thereof to the Rating Agencies.

     SECTION 8.02.  Appointment of Successor. (a)  Upon the Servicer's
                    ------------------------
receipt of notice of termination pursuant to Section 8.01 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (i) the date 45 days from the delivery to the Owner Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's termination hereunder, the Indenture Trustee shall appoint a successor Servicer, and the successor Servicer shall accept its appointment (including its appointment as Administrator under the Administration Agreement as set forth in Section 8.02(b)) by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Servicer and the Indenture Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of (automotive) (marine) (recreational vehicle) receivables, as the successor to the Servicer under this Agreement.

     (b) Upon appointment, the successor Servicer (including the Indenture Trustee acting as successor Servicer) shall (i) be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement and (ii) become the Administrator under the Administration Agreement in accordance with Section 8 of such Agreement.

     (c) The Servicer may not resign unless it is prohibited from serving as such by law.

     SECTION 8.03.  Repayment of Advances.  If the Servicer shall change, the
                    ---------------------
predecessor Servicer shall be entitled to receive reimbursement for Outstanding Advances pursuant to Sections 5.03 and 5.05 with respect to all Advances made by the predecessor Servicer.

     SECTION 8.04.  Notification to Noteholders and Certificateholders.  Upon
                    --------------------------------------------------
any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies.

     SECTION 8.05.  Waiver of Past Defaults.  The Holders of Notes evidencing
                    -----------------------
not less than a majority of the Outstanding Amount of the Notes or the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the outstanding Certificate Balance (in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.


                                  ARTICLE IX

                                  Termination
                                  -----------

     SECTION 9.01.  Optional Purchase of All Receivables.  (a)  As of the
                    ------------------------------------
last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is ____% or less of the Original Pool Balance and the Class (A-1) Notes, have been paid in full, the Servicer shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts and the Certificate Distribution Account; provided, however, that, unless Moody's agrees otherwise, the Servicer may not effect any such purchase if the rating of ___________'s long-term debt obligations is less than Baa3 by Moody's, unless the Owner Trustee and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance. To exercise such option, the Servicer shall deposit pursuant to Section 5.06 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including defaulted Receivables), plus the appraised value of any such other property held by the Trust other than the Trust Accounts and the Certificate Distribution Account, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the outstanding principal balance of the Notes and the Certificate Balance and all accrued but unpaid interest (including any overdue interest and premium) thereon.

     (b) Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee to make the following deposits (after the application on such Distribution Date of the Total Distribution Amount and funds on deposit in the Reserve Account pursuant to Sections 5.07 and 5.08) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence):

          (i)  to  the  Note   Distribution  Account,  any  portion   of  the
     Noteholders' Interest Distributable Amount not otherwise deposited into the Note Distribution Account on such Distribution Date;

          (ii) to the Note Distribution Account, the outstanding principal balance of the Notes (after giving effect to the reduction in the outstanding principal balance of the Notes to result from the deposits made in the Note Distribution Account on such Distribution Date and on prior Distribution Dates);

          (iii) to the Certificate Distribution Account, any portion of the Certificateholders' Interest Distributable Amount not otherwise deposited into the Certificate Distribution Account on such Distribution Date;

          (iv) to the Certificate Distribution Account, the Certificate Balance (after giving effect to the reduction in the Certificate Balance to result from the deposits made in the Certificate Distribution Account on such Distribution Date); and

          (v)  any remaining amount to the Reserve Account.

Any investments on deposit in the Reserve Account or Note Distribution Account which will not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Payment Determination Date preceding such Distribution Date. Any Insolvency Proceeds remaining in the Reserve Account after the deposits described in clauses (i) through (v) above shall be paid to the Depositor.

     (c) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

     (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder other than Section 5.08(b) and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.


                                  ARTICLE X

                                Miscellaneous

     SECTION 10.01.  Amendment.  This Agreement may be amended by the
                     ---------
Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders (as defined in the Trust Agreement) of outstanding Certificates evidencing not less than a majority of the outstanding Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(1). The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     SECTION 10.02.  Protection of Title to Trust.  (a)  The Depositor shall
                     ----------------------------
execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and of the Indenture Trustee in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account and the Payahead Account in respect of such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

     (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in (automotive) (marine) (recreational vehicle) receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

     (g) The Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

     (h) Upon request, the Servicer shall furnish to the Owner Trustee or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

     (i)  The Servicer shall  deliver to the Owner Trustee  and the Indenture
Trustee:

          (1) promptly after the execution and delivery of this Agreement and of each amendment hereto and on certain Distribution Dates as required by Section 2.05(b)(x)(B), an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

          (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either
     (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     (j) The Depositor shall, to the extent required by applicable law, cause the Certificates and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

     SECTION 10.03.  Notices.  All demands, notices, communications and
                     -------
instructions upon or to the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to Morgan Stanley ABS Capital II Inc. 1585 Broadway, New York, NY 10036 , Attention of General Counsel (212-761-4000) or the Servicer, to ___________________________, Attention of
___________________, (b) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (c) in the case of the Indenture Trustee, at the Corporate Trust Office, (d) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (e) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 25 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department, (f) in the case of Fitch Investors Service, L.P., to One State Street Plaza, New York, N.Y. 10004, and
(g) in the case of Duff & Phelps Credit Rating Co., to 17 State Street, 12th Floor, New York, New York 10004; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 10.04.  Assignment by the Depositor or the Servicer.
                     -------------------------------------------
Notwithstanding anything to the contrary contained herein, except as provided in the remainder of this Section, as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

     SECTION 10.05.  Limitations on Rights of Others.  The provisions of this
                     -------------------------------
Agreement are solely for the benefit of the Depositor, the Servicer, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 10.06.  Severability.  Any provision of this Agreement that is
                     ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 10.07.  Separate Counterparts.  This Agreement may be executed
                     ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 10.08.  Headings.  The headings of the various Articles and
                     --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 10.09.  Governing Law.  This Agreement shall be construed in
                     -------------
accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 10.10.  Assignment by Issuer.  The Depositor hereby acknowledges
                     --------------------
and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

     SECTION 10.11.  Nonpetition Covenants.  Notwithstanding any prior
                     ---------------------
termination of this Agreement, the Servicer and the Depositor shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer or, acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

     SECTION 10.12.  Limitation of Liability of Owner Trustee and Indenture
                     ------------------------------------------------------
Trustee.  (a)  Notwithstanding anything contained herein to the contrary,
-------
this Agreement has been countersigned by _________________________________ not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall ____________________ in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by ________________________, not in its individual capacity but solely as Indenture Trustee and in no event shall ______________________ have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                              (______________) TRUST 199_-_

                              By:  (                      ), not in its
                                   individual capacity but solely as Owner
                                   Trustee on behalf of the Trust




                                   By: ___________________________________
                                   Name:
                                   Title:


                              Morgan Stanley ABS Capital II Inc.
                               Depositor



                              By:________________________________
                              Name:
                              Title:


                              (__________________________),
                               Servicer



                              By:_____________________________
                              Name:
                              Title:



Acknowledged and accepted
as of the day and year
first above written:

(______________________),
not in its individual capacity
but solely as Indenture Trustee



By: ___________________________________________
Name:
Title:


                                                                   SCHEDULE A

                           Schedule of Receivables
                          -----------------------



                  Delivered to the Owner Trustee at Closing


                                                                   SCHEDULE B

                         Location of Receivable Files
                        ----------------------------



                                                                    EXHIBIT A

             Form of Distribution Statement to Certificateholders
            ----------------------------------------------------


(_____________________________)



(______________) Trust 199_-_ Distribution Date Statement to
Certificateholders


Principal Distribution Amount
Principal Per $1,000 Certificate

Interest Distribution Amount
Interest Per $1,000 Certificate

Note Balance:
  Class A-1 Notes:
  Class A-2 Notes:

Note Pool Factor:
  Class A-1 Notes:
  Class A-2 Notes:

Certificate Balance

Certificate Pool Factor

Servicing Fee
Servicing Fee Per $1,000 Certificate

Pool Balance

Realized Losses

Reserve Account Balance

Payahead Balance



                                                                    EXHIBIT B

                Form of Distribution Statement to Noteholders
               ---------------------------------------------


(________________) Trust 199_-_ Distribution Date Statement to Noteholders


Principal Distribution Amount
  Class A-1 Notes:       ($    per $1,000 original principal amount)
  Class A-2 Notes:       ($    per $1,000 original principal amount)

Interest Distribution Amount
  Class A-1 Notes:       ($    per $1,000 original principal amount)
  Class A-2 Notes:       ($    per $1,000 original principal amount)

Note Balance
  Class A-1 Notes
  Class A-2 Notes


Note Pool Factor
  Class A-1 Notes
  Class A-2 Notes

Certificate Balance

Servicing Fee
Servicing Fee Per $1,000 Note

Realized Losses

Reserve Account Balance

Payahead Balance




                                                                    EXHIBIT C

                        Form of Servicer's Certificate
                       ------------------------------

(_________________) Trust 199_-_ Monthly Servicer's Certificate

Period
Distribution Date
Dates Covered                  From & Incl.               To & Incl.
Collections
Accrual
     30/360 Days
     Actual/360 Days

Receivables Balances           Beginning                   Ending
Pool Balance
Simple Interest
Original Pool Balance

Principal Distribution Amount
     Principal Collections
     +    Repurchases
     +    Liquidation Proceeds
     +    Realized Losses

Interest Distribution Amount
     Collections - Precomputed Contracts
     +    Collections - Simple Interest Contracts
     +    Simple Interest Advances
     +    Investment Earnings

Total Distribution Amount
     Principal Distribution Amount
     +    Interest Distribution Amount
     --   Realized Losses

Total Distribution Amount:

Loss & Delinquency




                                       Account Activity
                               				     	       Interest/
                   Beginning    Ending                                 Interest
                   Balance     Balance   Change   Factor  Servicing    Shortfall

Initial Pool
Principal Paydown
Payaheads
Advance
Reserve
Available Amount
Certificate Interest Reserve
Certificate Interest Reserve Draw
Notes
  Class (A-1)
  Class (A-2)
Certificates
Over Collateralization

                                     Principal Allocation

                                             Mandatory
                 Regular      Accelerated    Redemption/    Total    Principal
                 Principal    Principal      Repayment    Principal  Shortfall
Notes
   Class (A-1)
   Class (A-2)
Certificates

Total  =======================================================================



                                Miscellaneous

Noteholders' Percentage
Certificateholders' Percentage
Maximum Excess Principal
Available Excess Principal
Specified Reserve Account Balance
Certificate Interest Reserve Draw
Distribution Account to Depositor
Servicing Fee to Servicer

                             Allocation of Funds
Sources

Principal Distribution Amount


Interest Distribution Amount
Available Amount
Certificate Interest Reserve
Reserve Deposit from PFA
Redemption/Prepay Amt.

Total Sources